MFS(R) UNION STANDARD EQUITY FUND


                        Supplement to Current Prospectus:


Effective immediately, the following sub-section entitled "Proxy Voting" under the heading "IV: Management of the Fund" is hereby deleted in its entirety:


Proxy Voting


JMR/Financial Inc. votes all proxies of companies included in the fund's portfolio consistent with proxy voting guidelines established by the AFL-CIO, unless the board of trustees which oversees the fund directs otherwise. These guidelines set forth considerations to be taken into account by JMR/Financial Inc. with respect to certain types of proxy proposals.


                 The date of this supplement is January 1, 2007.